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EXHIBIT 10.12

Fiscal 2004 Bonus Plan For Executive Officers

PRE-BONUS
FISCAL 2004 EARNINGS                   PAYMENTS

Less than $100,000                     No Payments

Less than $122,100                     Pay all amounts greater than $100,000 to
                                       current associates who participated in
                                       the salary reduction program last year up to amounts not reimbursed (but no match)

PRE-BONUS/POST SALARY REDUCTION        PAYMENTS

Less than $100,000                     No Bonuses

Greater than $100,000                  50% of income in excess of $100,000 to
                                       members of Profit Team up to $10,000
                                       each.

Greater than $180,000                  40% of income in excess of $180,000 up to
                                       $250,000 split between and RLF, 60%/40%
                                       respectively.

Greater than $250,000                  25% of income in excess of $250,000 split
                                       between JRF and RLF, 60%/40%
                                       respectively.

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